Exhibit 10.1

Execution Version

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015 (as amended by the First Amendment to Intercreditor Agreement, dated as of October 18, 2018, the Second Amendment to Intercreditor Agreement, dated as of January 29, 2021, and as further amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between Alter Domus (US) LLC, as Priority Lien Agent for the Priority Lien Secured Parties, and Wilmington Trust, National Association, as Second Lien Collateral Trustee for the Second Lien Secured Parties.

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 (a) of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being Second Lien Obligations under the Intercreditor Agreement.

1.            Joinder. The undersigned, Wilmington Trust, National Association, a national banking association, solely in its capacity as collateral trustee (in such capacity, the “Second Lien Collateral Trustee” and referred to herein as, the “New Representative”) under that certain Collateral Trust Agreement, dated as of January 27, 2023 (the “Second Lien Collateral Trust Agreement”), among W&T Offshore, Inc., the guarantors party thereto, Wilmington Trust, National Association, as trustee and other Parity Lien Debt Representatives (as defined therein) party thereto and the New Representative and that certain indenture, dated as of January 27, 2023 (the “Indenture” or the “Second Lien Substitute Facility”), among W&T Offshore, Inc., the guarantors party thereto, Wilmington Trust, National Association, as trustee and the Second Lien Collateral Trustee, hereby:

(a)          represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the Second Lien Secured Parties under the Second Lien Substitute Facility as a Second Lien Collateral Trustee under a Second Lien Substitute Facility under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b)          agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

Wilmington Trust, National Association, as Second Lien Collateral Trustee

Global Capital Markets
50 South Sixth Street, Suite 1290

Minneapolis, MN 55402
Attn: W&T Offshore, Inc. Administrator

2.            Priority Confirmation.

The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt that constitutes a Second Lien Substitute Facility for which the undersigned is acting as Second Lien Collateral Trustee hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a)           all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by W&T Offshore, Inc. (“W&T”) or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Trustee with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;

(b)          the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Collateral Trustee are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c)          the Second Lien Secured Parties (other than the New Representative) under the Second Lien Substitute Facility have appointed the Second Lien Collateral Trustee and consented to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Trustee of, and have directed the Second Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.

3.            Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4.            Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5.            Expenses. W&T agrees to reimburse each of the Secured Debt Representatives and the New Representative for their reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

6.            Agency Capacity.

(a)          Wilmington Trust, National Association is entering into this Priority Confirmation Joinder solely in its capacity as Second Lien Collateral Trustee, and not in its individual or corporate capacity. In entering into this Priority Confirmation Joinder and acting under the Intercreditor Agreement, the Second Lien Collateral Trustee shall be entitled to all of the rights, privileges, immunities and indemnities granted to it under the Second Lien Collateral Trust Agreement and the Indenture as if such rights, privileges, immunities and indemnities were set forth herein and in the Intercreditor Agreement.

(b)          Alter Domus (US) LLC is acknowledging this Priority Confirmation Joinder solely in its capacity as Priority Lien Agent, and not in its individual or corporate capacity. In acknowledging this Priority Confirmation Joinder and acting under the Intercreditor Agreement, the Priority Lien Agent shall be entitled to all of the rights, privileges, immunities and indemnities granted to it under the Priority Lien Documents as if such rights, privileges, immunities and indemnities were set forth herein and in the Intercreditor Agreement.

[Signature Page to Priority Confirmation Joinder]

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of January 27, 2023.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Trustee

By:	/s/ Quinton M. DePompolo
Name:	Quinton M. DePompolo
Title:	Assistant Vice President

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

ALTER DOMUS (US) LLC,
as Priority Lien Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

Acknowledged and Agreed to by:

W&T OFFSHORE, INC., as Borrower

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Priority Confirmation Joinder]